EXHIBIT 10.3

Execution Version

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED FLOOR PLAN FIRST LIEN CREDIT AGREEMENT

This First Amendment to Sixth Amended and Restated Floor Plan First Lien Credit Agreement, dated as of December 23, 2021 (this “Amendment”), is among ALTA EQUIPMENT GROUP INC., a Delaware corporation (formerly known as B. Riley Principal Merger Corp.), ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT OF NEW YORK, LLC, a Michigan limited liability company, PEAKLOGIX, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT OHIO, LLC, a Michigan limited liability company, ALTA MATERIAL HANDLING NEW YORK STATE, LLC, a Michigan limited liability company, and ALTA MINE SERVICES, LLC, a Michigan limited liability company (each, a “Borrower” and collectively, the “Borrowers”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

A.
The Borrowers, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent are parties to a Sixth Amended and Restated Floor Plan First Lien Credit Agreement, dated as of April 1, 2021, as amended (as amended, and as may be further amended or modified from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

B.
In accordance with the terms and conditions of Section 2.21 of the Credit Agreement, the Borrowers have requested an increase of the aggregate Floor Plan Commitments in an amount equal to

$10,000,000. Concurrently with such increase, the amount of available incremental expansion availability under Section 2.21 of the Credit Agreement shall be reduced by a corresponding amount to $0.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. Upon the satisfaction of the conditions in Article III below (the “First Amendment Effective Date”), the Credit Agreement is amended as follows:

1.1
The first sentence of Section 2.21(a) (Expansion Option), is hereby amended and restated in its entirety to read as follows:

The Borrowers may from time to time (but not more than two times after the Effective Date)

elect to increase the Floor Plan Commitments, in each case in minimum increments of $0 so long as, after giving effect thereto, the aggregate amount of such increases does not exceed $0; for the avoidance of doubt, all.

1.2
The Commitment Schedule to the Credit Agreement is amended and restated to read as follows:

Commitment Schedule

Lender	Floor Plan Commitment
JPMorgan Chase Bank, N.A.	$50,000,000
Total:	$50,000,000

ARTICLE II. REPRESENTATIONS. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

2.1
The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate, company or other organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by each Loan Party as of the date hereof and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.2
Immediately before and after giving effect to the amendments contained herein, the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
2.3
Immediately before and after giving effect to the amendments contained herein, no Default exists or has occurred and is continuing on the date hereof.

ARTICLE III. CONDITIONS OF EFFECTIVENESS. The amendments set forth in Article I hereof shall become effective as of the date hereof upon which all of the following conditions have been satisfied:

3.1
The Loan Parties, the Required Lenders and the Administrative Agent shall have signed this Amendment.

3.2
The Administrative Agent shall have received a certificate, signed by a Financial Officer or other executive officer of each Borrower and in form and substance satisfactory to the Administrative Agent, stating and showing that, after giving pro forma effect to all Loans required to be made or issued on the date hereof and all other amounts to be paid on the date hereof, the satisfaction of all closing conditions under this Section 3.1 and the completion of all other Transactions to be completed on the First Amendment Effective Date, (a) no Default has occurred and is continuing, (b) the representations and warranties contained in Article III are true and correct in all material respects as of such date, (c) all financial covenants in Section 6.13(a) are complied with on a Pro Forma Basis, and (iv) the Borrowers have performed and complied with all agreements and conditions contained in the Credit Agreement from the Effective Date until the date hereof.

3.3
The Administrative Agent shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to the increase of the aggregate Floor Plan Commitments.

3.4
The representations and warranties set forth in Article II hereof shall be true and correct on and as of the First Amendment Effective Date.

3.4 The Lenders shall have received a complete, executed and dated copy of that certain First Amendment to Sixth Amended and Restated ABL First Lien Credit Agreement, dated as of the date hereof (the “ABL Plan Amendment”), by and among the Borrowers, the ABL Lenders party thereto, and the ABL Administrative Agent, such amendment to be in form and substance satisfactory to the Administrative Agent, and the conditions to the effectiveness thereof shall have been satisfied or waived.

ARTICLE IV. MISCELLANEOUS.

4.1
References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Amendment shall constitute a Loan Document.
4.2
Except as expressly amended hereby, each of the Loan Parties acknowledges and agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or serve to effect a novation of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle any Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
4.3
This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of (x) this Amendment,

(y) any other Loan Document and/or (z) any Ancillary Document that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative

Agent and each

of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic im ages of this Amendment, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Amendment, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or each Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature

4.4
This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

4.5
Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

ARTICLE V. RELEASE. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges the Administrative Agent, the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the other Loan Documents, as each may be amended, or the obligations, liabilities and/or indebtedness incurred by the Loan Parties or any other transactions evidenced by this Amendment, the Credit Agreement or the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

By: / ALTA EQUIPMENT GROUP INC.

Name: RyanGreenawalt Title: President

/4

.ALTA EQUIPMENT HOLDINGS, INC.

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Name: Greenawalt Title: President

ALTA ENTERPRISES, LLC

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC ALTA HEAVY EQUIPMENT SERVICES, LLC

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. ALTA CONSTRUCTION EQUIPMENT, L.L.C. NITCO, LLC

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC PEAKLOGIX, LLC

ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC ALTA CONSTRUCTION EQUIPMENT OHIO, LLC

ALTA MATERIAL HANDLING NEW YORK STATE, LLC ALTA MINE SERVICES, LLC

By: 7

Name: Ryan Greenawalt Title: Manager

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of each of the above, on behalf of each of the above

[Signature Page to Alta Equipment Group Floor Plan First Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:

Name: Frederick B. Varhula Title: Authorized Officer

Signature Page to Alta Equipment Group Floor Plan First Amendment